WRL FREEDOM ATTAINER/REGISTER TRADEMARK/


    Supplement dated February 28, 1997, to the Prospectus dated May 1, 1996, as Supplemented January 1, 1997


         The Global Sector Sub-Account is currently available to Contract Owners for allocation of Net Purchase Payments and transfers from other Sub-Accounts and the Fixed Account. The Global Sector Sub-Account invests in the Global Sector Portfolio ("Portfolio") of the WRL Series Fund, Inc. ("Fund"). One of the current Co-Sub-Advisers to the Portfolio is INVESCO Global Asset Management Limited ("IGAM"). There is a description of IGAM on page 11 of the WRL Freedom Attainer(/REGISTERED TRADEMARK/) prospectus in the second column.

         On February 28, 1997, the parent company of all the INVESCO entities, INVESCO PLC, will merge with A I M Management Group, Inc. As a result, the current sub-advisory agreement ("Agreement") between WRL Investment Management, Inc. ("WRL Investment") and IGAM will automatically terminate by operation of law. By mutual agreement, IGAM and WRL Investment have determined that it would be impractical to enter into a new sub-advisory agreement on behalf of the Portfolio. Therefore, IGAM will cease to serve as a Co-Sub-Adviser to the Portfolio.

         As a result, the other current Co-Sub-Adviser to the Portfolio, Meridian Investment Management Corporation ("Meridian"), will become the sole Sub-Adviser to the Portfolio, and will assume the duties previously held by IGAM, as well as continue to fulfill the duties and responsibilities under the current sub-advisory agreement between WRL Investment and Meridian, which will continue.

         Consistent with these changes, the following changes are hereby made to the Prospectus for the WRL Freedom Attainer(/REGISTERED TRADEMARK/) Variable
Annuity:

-- PAGE 4 - Under the sub-heading entitled, "Summary of Charges and Expenses - Fund Annual Expenses (as a % of Fund average net assets) - Global Sector Portfolio", change the percentage for the line "Management Fees" to 0.70% and change the percentage for the line "Total Fund Annual Expenses" to 0.90%.

-- PAGE 11 - In the second column, in the sixth full paragraph, delete all references to INVESCO Global Asset Management Limited.